Exhibit 10.33

FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into as of October 20, 2003, by and between Wynn Las Vegas, LLC (“Employer”) and David Sisk (“Employee”). Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

RECITALS

WHEREAS, Employer and Employee have entered into that certain Employment Agreement, dated as of September 16, 2003 (the “Agreement”); and

WHEREAS, the Agreement provides for the Effective Date of Employee’s employment with Employer to be October 20, 2003; and

WHEREAS, Employer is willing and Employee desires to change the Effective Date of the Agreement on the terms and pursuant to the conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Amendment, the parties hereto agree as follows:

1. Amendment. Section 1(e) of the Agreement is hereby amended to read as follows:

“(e) “Effective Date” – means October 27, 2003.”

2. Other Provisions of Agreement. The parties acknowledge that the Agreement is being modified only as stated herein, and agree that nothing else in the Agreement shall be affected by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

WYNN LAS VEGAS, LLC		EMPLOYEE

By:	/s/ Marc Schorr	/s/ David Sisk
	Marc Schorr	David Sisk
CEO & President